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                                                                   EXHIBIT 10.67

GREAT WESTERN CHANGE IN CONTROL BENEFITS PROGRAM

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PURPOSE        The purpose of this document is to outline the details of the
               Great Western Change in Control Benefits Program. "Change in Control" is defined in Great Western's Benefit Plans Documents. The terms of this plan are effective February 25, 1997.

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PROGRAM AT     Eligible employees may receive:
A GLANCE
               .  60 days non-working notice pay
               .  One (1) month separation pay for every full year of service
               . Minimum of six (6) months and maximum of eighteen (18) months total combined notice and separation pay
               .  Choice of regular paychecks or one lump sum payment
               .  $1,000 educational assistance reimbursement
               .  Career Transition Services
               .  Enhanced Retirement Plan
               .  Extended employee home loan program
               . All performance/production based incentive plans currently in place remain in effect throughout active employment

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IMPORTANT      Definitions of terms detailed in the plan include:
DEFINITIONS


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     TERM                       DEFINITION
===============================================================================
Announcement                    Notification that an employee's position
                                will/may be eliminated.
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Comparable Job                  Any position offered to an employee that is
                                similar in responsibility and scope, with no
                                change in salary, work hours, or benefit
                                eligibility, and is within 35 miles of the
                                employee's current work location.
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Lump Sum                        Receiving all separation pay in one check
                                instead of paid over time on regular paydays.
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Notice Pay                      Salary continuance paid to an employee during
                                the first 60 days following their release date.
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Separation and Release          A written agreement by which an employee gives
Agreement                       up any claims he/she might ever have against
                                Great Western in exchange for separation
                                benefits which Great Western is not otherwise
                                obligated to provide.
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Release  Date                   The last day an employee reports to work.
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Separation Pay                  Salary based on years of service that is paid to
                                an employee after 60 days of notice pay is
                                exhausted.
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Termination Date                The last day of pay.
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

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GREAT WESTERN CHANGE IN CONTROL BENEFITS PROGRAM, CONTINUED

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ELIGIBILITY    Current and newly hired employees active as of the date the
               Change in Control is completed are eligible for the benefits outlined in this program.

               In addition, employees whose positions are eliminated between February 25, 1997 and the date of the Change in Control are covered by this program.

               Change in Control benefits are provided if no position is offered, or if a non-comparable job is offered by the acquiring company, or if an employee is terminated without cause within 12 months after the Change in Control date. Additional eligibility requirements for separation benefits include:

                                STATUS                           60 DAYS            SEPARATION PAY
                                                               NOTICE PAY
               -----------------------------------------------------------------------------------
               .  Full-time employees                          X  Eligible            X  Eligible
               -----------------------------------------------------------------------------------
               .  Part-time employees working AT LEAST         X  Eligible            X  Eligible
                  20.5 hours per week
               -----------------------------------------------------------------------------------
               .  Part-time employees working LESS             X  Eligible            Not eligible
                  THAN 20.5 hours per week
               -----------------------------------------------------------------------------------
               .  GWFSC Commissioned Employees                 X  Eligible            X  Eligible
                                                               (Base Only)            (Base Only)
               -----------------------------------------------------------------------------------
               .  Temporary employees                          Not eligible           Not eligible
               .  On-Call employees
               .  MLCs and other fully commissioned employees
               .  Employees on LOA as of release date
                  whose job guarantee period has
                  expired
               -----------------------------------------------------------------------------------

               *  See pay examples on the following page for more information.

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NOTICE PAY     Notice Pay will begin the day after the employee's last day at work, and will continue for 60 calendar days.

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SEPARATION PAY Separation Pay will begin after the 60 day notice pay ends, if the employee signs and returns a release agreement. This release agreement is given to employees on their last day at work, and must be signed and returned within 45 days.

               If an employee signs this agreement, they will receive ONE (1) MONTH of pay (at their current salary level) for each FULL YEAR of service with Great Western. There is no proration for partial years of service. For the purposes of calculating length of service, an employee's adjusted hire date will be used. Length of service will be calculated based on the employee's release date.

               Regardless of length of service, eligible employees will receive a MINIMUM of FOUR (4) MONTHS separation pay. The MAXIMUM separation pay an employee can receive is SIXTEEN (16) MONTHS.

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GREAT WESTERN CHANGE IN CONTROL BENEFITS PROGRAM, CONTINUED

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EXAMPLES       Following are several examples of how notice and separation pay are calculated:

               EMPLOYEE A:
               -----------
               Employee A is full-time, has been with the company for 8 1/2 years and signs her release agreement.


               EMPLOYEE B:
               -----------
               Employee B is full-time, has been with the company for 20 years and signs his release agreement. Employee B will reach the maximum payout of 16 months of separation pay.


               EMPLOYEE C:
               -----------
               Employee C is full-time, has been with the company for 2 years and signs her release agreement. Employee C will receive the minimum payout of 4 months of separation pay.

               EMPLOYEE D:
               -----------
               Employee D is part-time working less than 20.5 hours per week.


                              NON-WORKING    SEPARATION PAY   TOTAL PAY
                              NOTICE PAY
               -------------------------------------------------------------------
               Employee A   60 days           8 months        10 months
               -------------------------------------------------------------------
               Employee B   60 days          16 months        18 months
               -------------------------------------------------------------------
               Employee C   60 days           4 months         6 months
               -------------------------------------------------------------------
               Employee D   60 days           0 months        60 days
               -------------------------------------------------------------------

               *PART-TIME EMPLOYEES WILL BE PAID BASED ON THEIR REGULARLY
                SCHEDULED HOURS OF WORK.

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PAYMENT METHOD NOTICE PAY will be paid by a regular paycheck (or direct deposit) on the 15th and the last day of the month during the 60 day notice pay period.

               Employees may choose to receive their SEPARATION PAY in one of two ways:

               OPTION 1:  SALARY CONTINUANCE
               -----------------------------

               . Continue regular paychecks (or direct deposit) on the 15th and the last day of the month.

               . Termination date will be the last day  payment is received.

               . Medical/Vision and Dental coverage cease at the end of the month following the termination date.

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GREAT WESTERN CHANGE IN CONTROL BENEFITS PROGRAM, CONTINUED

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PAYMENT METHOD      OPTION 2:  A SINGLE LUMP SUM PAYMENT
                    ------------------------------------
(CONTINUED)
                    . Receive a single lump sum payment for the entire amount of separation pay.

                    . Payment would be made after the end of the 60 day notice period.

                    . Payment will be processed within 3 weeks following receipt of the lump sum payment request (but not before the end of the 60 day notice period).

                    . Termination date will be the day the lump sum payment is made.

                    . Medical/Vision and Dental coverage cease at the end of the month following the termination date.

                    . Lump sum payments will be taxed at a Supplemental Rate.

                    ------------------------------------------------------------

DEATH OF AN         In the event of an employee's death after notice pay
EMPLOYEE            commences, any unpaid separation benefit will be made to a designated beneficiary or the employee's estate.

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CONTINUATION OF     If employees begin another position with an employer OTHER
SEPARATION BENEFITS THAN GREAT WESTERN OR THE ACQUIRING COMPANY after their UPON RE-EMPLOYMENT release date, they will receive their full notice and /or separation pay.

                    If employees accept a position WITHIN GREAT WESTERN OR THE ACQUIRING COMPANY, after they have been released and have begun receiving notice or separation pay, their notice or separation pay will cease as of the date of transfer/re-employment. If a lump sum payment was made, the employee will repay the amount equal to the remainder of the separation benefit as if the employee had elected salary continuance.

                    ------------------------------------------------------------

PLUSPAY Participation in group insurance plans (medical/vision and dental) will continue through the last day of the month in which the employee's termination date falls.

                    NOTE: IF AN EMPLOYEE CHOOSES A LUMP SUM PAYMENT OF
                          SEPARATION BENEFITS, THE TERMINATION DATE WILL BE THE DAY THE LUMP SUM PAYMENT IS MADE.

                    After their termination date, employees may continue medical/vision and dental coverage through COBRA for up to 18 months at a cost of 102 percent of the full premium. Detailed information on COBRA may be found in the 1997 Employee Handbook.

GREAT WESTERN CHANGE IN CONTROL BENEFITS PROGRAM, CONTINUED

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VACATION            Vacation will continue to accrue through the Notice Pay
                    Period. Accrued vacation (up to the maximum) will be paid out at the end of Notice Pay.

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ESIP (401K)         If an employee is a participant in the Employee Savings
                    Incentive Plan (ESIP) they may continue to make contributions through the end of their NOTICE PAY.

                    Information regarding payout of their benefit will be sent from the Benefits Department after their termination date.

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RETIREMENT          If an employee is a participant in the Retirement Plan,
BENEFITS they will continue to receive contribution credits under the Plan as though they were active employees through the end of their NOTICE PAY. Employees will have a vested benefit under the Plan if they have completed at least 5 years of service and are at least 21 years of age on their termination date.

                    The Benefits Department will contact eligible employees with information on their benefit amounts, and the method of distribution after their termination dates.

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ENHANCED            Enhanced retirement benefits will be provided to eligible
RETIREMENT          employees age 52 with 15 or more years of service, OR
BENEFITS            eligible employees with 25 or more years of service
                    regardless of age, as of their release date.

                    The enhanced retirement benefit adds three (3) years to an employee's service at termination for purposes of calculating their retirement benefit and medical plan eligibility and cost.

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EMPLOYEE            If employees currently have an Employee Home Loan, and
HOME LOANS          sign the release agreement, the terms of their mortgages
                    will be extended AS LONG AS THE EMPLOYEE RESIDES IN THE
                    RESIDENCE.

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BRANCH              Employees will continue to receive free branch services
SERVICES through their termination dates. Regular fees/charges will apply following the termination date.

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EDUCATIONAL         Full time and part-time employees working more than 20.5
REIMBURSEMENT       hours per week who sign the release agreement, will be
                    entitled to 100% educational reimbursement, to a MAXIMUM OF
                    $1,000, for job-related courses started within six (6) months of their release date.

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GREAT WESTERN CHANGE IN CONTROL BENEFITS PROGRAM, CONTINUED

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CAREER              Career Transition assistance will be provided to all
TRANSITION          employees including job search workshops, self-study
SERVICES            materials, or career center access to employees based on
                    their work locations.

                    This material covers self-assessment, preparing your resume, assessing the job market, developing a job search strategy, interviewing, and successfully negotiating an offer.

                    Department level managers will receive individual outplacement services for three (3) months. These services will begin following the employee's release date.

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EMPLOYEE            Employees may continue to use the Employee Assistance
ASSISTANCE          Program (EAP) through their termination dates. During this
PROGRAM             period, they may participate in up to two (2) counseling
                    sessions.

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UNEMPLOYMENT        Employees may apply for unemployment insurance immediately
INSURANCE           following the Notice Pay Period. Employees should contact
                    the unemployment insurance office in their state of residence for further advice regarding these benefits.

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IMPORTANT           It is important to remember that this plan does not apply to
NOTES employees terminated for cause. EMPLOYEES MUST CONTINUE TO PERFORM AT ACCEPTABLE LEVELS TO QUALIFY FOR ANY SEPARATION BENEFIT.

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QUESTIONS           EMPLOYEES WITH QUESTIONS REGARDING THE GREAT WESTERN CHANGE
                    IN CONTROL BENEFITS PLAN MAY CALL HUMAN RESOURCES AT (818) 775-3555 OR (800) 843-6093, BETWEEN THE HOURS OF:

                       MONDAY - THURSDAY   7:00 A.M.-  6:00 P.M. (PACIFIC TIME)
                       FRIDAY              7:00 A.M. - 3:00 P.M. (PACIFIC TIME)




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